TAXES	12 Months Ended
Dec. 31, 2015
Income Tax Disclosure [Abstract]
TAXES

NOTE 13 – TAXES

We were organized, have operated, and intend to continue to operate in a manner that enables us to qualify for taxation as REIT under Sections 856 through 860 of the Internal Revenue Code of 1986, as amended (the “Code”). On a quarterly and annual basis we perform several analyses to test our compliance within the REIT taxation rules. In order to qualify as a REIT, in addition to other requirements, we must: (i) distribute dividends (other than capital gain dividends) to our stockholders in an amount at least equal to (A) the sum of (a) 90% of our “REIT taxable income” (computed without regard to the dividends paid deduction and our net capital gain), and (b) 90% of the net income (after tax), if any, from foreclosure property, minus (B) the sum of certain items of non-cash income on an annual basis, (ii) ensure that at least 75% and 95%, respectively of our gross income is generated from qualifying sources that are described in the REIT tax law, (iii) ensure that at least 75% of our assets consist of qualifying assets, such as real property, mortgages, and other qualifying assets described in the REIT tax law, (iv) ensure that we do not own greater than 10% in voting power or value of securities of any one issuer, (v) ensure that we do not own either debt or equity securities of another company that are in excess of 5% of our total assets and (vi) ensure that no more than 25% of our assets are invested in one or more taxable REIT subsidiaries (and with respect to taxable years beginning after December 31, 2017, no more than 20%). In addition to the above requirements, the REIT rules require that no less than 100 stockholders own shares or an interest in the REIT and that five or fewer individuals do not own (directly or indirectly) more than 50% of the shares or proportionate interest in the REIT. If we fail to meet the above or any other requirements for qualification as a REIT in any tax year, we will be subject to federal income tax on our taxable income at regular corporate rates and may not be able to qualify as a REIT for the four subsequent years, unless we qualify for certain relief provisions that are available in the event we fail to satisfy any of these requirements.

We are also subject to federal taxation of 100% of the derived net income if we sell or dispose of property, other than foreclosure property, that we held primarily for sale to customers in the ordinary course of a trade or business. We believe that we do not hold assets for sale to customers in the ordinary course of business and that none of the assets currently held for sale or that have been sold would be considered a prohibited transaction within the REIT taxation rules.

So long as we qualify as a REIT under the Code, we generally will not be subject to federal income taxes on the REIT taxable income that we distribute to stockholders, subject to certain exceptions. In 2015 and 2014, we distributed dividends in excess of our taxable income.

Since the year 2000, the definition of foreclosure property has included any “qualified health care property,” as defined in Code Section 856(e)(6) acquired by us as the result of the termination or expiration of a lease of such property. We have from time to time operated qualified healthcare facilities acquired in this manner for up to two years (or longer if an extension was granted). Properties that we had taken back in a foreclosure or bankruptcy and operated for our own account were treated as foreclosure properties for income tax purposes, pursuant to Code Section 856(e). Gross income from foreclosure properties was classified as “good income” for purposes of the annual REIT income tests upon making the election on the tax return. Once made, the income was classified as “good” for a period of three years, or until the properties were no longer operated for our own account. In all cases of foreclosure property, we utilized an independent contractor to conduct day-to-day operations to maintain REIT status. In certain cases, we operated these facilities through a taxable REIT subsidiary. For those properties operated through the taxable REIT subsidiary, we formed a new entity (TC Healthcare) on our behalf through the use of an eligible independent contractor to conduct day-to-day operations to maintain REIT status. As a result of the foregoing, we do not believe that our participation in the operation of nursing homes increased the risk that we would fail to qualify as a REIT. Through our 2015 taxable year, we had not paid any tax on our foreclosure property because those properties had been producing losses.

As a result of our UPREIT Conversion, our Company and its subsidiaries may be subject to income or franchise taxes in certain states and municipalities. Also, as a result of our UPREIT Conversion, we created five subsidiary REITs that are subject to all of the REIT qualification rules set forth in the Code. In December 2015, we consolidated the five subsidiary REITs into one subsidiary REIT.

Subject to the limitation under the REIT asset test rules, we are permitted to own up to 100% of the stock of one or more taxable REIT subsidiaries (“TRSs”). We have elected for two of our active subsidiaries to be treated as TRSs. One of our TRSs is subject to federal, state and local income taxes at the applicable corporate rates and the other is subject to foreign income taxes. As of December 31, 2015, our TRS that is subject to federal, state and local income taxes at the applicable corporate rates had a net operating loss carry-forward of approximately $0.9 million. The loss carry-forward is fully reserved as of December 31, 2015 with a valuation allowance due to uncertainties regarding realization.

In connection with our acquisition of Care Homes in May 2015, we acquired 10 legal entities consisting of 23 facilities. The tax basis in these legal entities acquired for United Kingdom taxes was approximately $82 million less than the purchase price. We recorded an initial deferred tax liability associated with the temporary tax basis difference of approximately $15 million.

During the year ended December 31, 2015, we recorded approximately $1.0 million of state and local income tax provision and approximately $0.2 million of provision for foreign income taxes.